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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                                 July 20, 1998



                           FAMILY GOLF CENTERS, INC.
                    ---------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                     0-25098                  11-3223246
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    (State or other               (Commission              (IRS Employer
    jurisdiction of               File Number)          Identification No.)
     incorporation)


                              538 Broadhollow Road
                            Melville, New York 11747
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                    (Address of principal executive offices)

                    Registrant's Telephone Number, including
                           area code: (516) 694-1666


                                 Not Applicable
                      ------------------------------------
                 (Former Address, if changed since last report)

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         Item 2. Acquisition or Disposition of Assets.

         On July 20 and July 21, 1998, Family Golf Centers, Inc., a Delaware corporation (the "Company"), acquired all of the issued and outstanding stock of Golden Bear Golf Centers, Inc. and IMG Properties, Inc. (collectively, "Golden Bear"), each of which was a wholly-owned subsidiary of Golden Bear Golf, Inc. ("GBGI"), pursuant to a Stock Purchase Agreement, dated June 16, 1998 (the "Agreement"), by and between the Company and GBGI (the "Golden Bear Acquisition"). The Company believes that prior to the acquisition, Golden Bear was the third largest operator of golf driving ranges in North America, with 14 golf centers in California, Florida, Maryland, Michigan, New Jersey, New York, Ohio, Oregon, Pennsylvania and Texas.

         The Company paid $32.0 million in cash for Golden Bear, minus certain indebtedness, capital leases and other liabilities (currently estimated at $9.0 million), subject to certain post-closing adjustments. In connection with the Golden Bear Acquisition, the Company borrowed $24.3 million from The Chase Manhattan Bank under its currently existing credit facility. The $24.3 million is due October 12, 1998 and bears interest at LIBOR plus 1.00% per annum.

         The Company intends to continue operating Golden Bear's business operations in substantially the same manner as previously conducted.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                 (a) Financial Statements of Business Acquired: The required financial statements of Golden Bear are hereby incorporated by reference to the Company's Registration Statement on Form S-3, dated May 22, 1998 as amended by Amendment No. 1 to the Registration Statement on Form S-3/A, dated July 2, 1998, and Amendment No. 2 to the Registration Statement on Form S-3/A, dated July 21, 1998 and to the Company's Registration Statement on Form S-3 dated July 22, 1998.

                 (b) Pro Forma Financial Information: The required pro forma financial statements of Golden Bear are hereby incorporated by reference to the Company's Registration Statement on Form S-3, dated May 22, 1998 as amended by Amendment No. 1 to the Registration Statement on Form S-3/A, dated July 2, 1998, and Amendment No. 2 to the Registration Statement on Form S-3/A, dated July 21, 1998 and to the Company's Registration Statement on Form S-3, dated July 22, 1998.

                 (c) Exhibits:

                     2.1 The Agreement is incorporated by reference to the Company's Current Report on Form 8-K, dated
                          June 16, 1998.

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                     2.2  Amendment No. 3 to the Agreement, dated July 20, 1998, between the Company and GBGI.

                          (a) Form of Escrow Agreement.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 31, 1998

                                            FAMILY GOLF CENTERS, INC.

                                            By: /s/ Pamela S. Charles
                                               -------------------------------
                                                Pamela S. Charles,
                                                Vice President and Secretary


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                               INDEX TO EXHIBITS

Exhibit No.   Description
-----------   -----------

   2.1 The Agreement is incorporated by reference to the Company's Current Report on Form 8-K, dated July 16, 1998.

   2.2 Amendment No. 3 to the Agreement, dated July 20, 1998, between the Company and GBGI.


   2.2(a)     Form of Escrow Agreement.

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